UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01. Entry into a Material Definitive Agreement.

On April 27, 2006, MeadWestvaco Corporation (“MeadWestvaco”) signed a definitive agreement with Compagnie de Saint-Gobain (“CSG”) to acquire Saint-Gobain Calmar (“Calmar” or the “Business”), for $710 million in cash, subject to specified post-closing purchase price adjustments, in exchange for the stock of Calmar and other subsidiaries of CSG. In addition, Compagnie de Saint-Gobain will indemnify MeadWestvaco for certain specified liabilities related to the previous operations of the Business.

Other than in respect of the Stock Purchase Agreement and the agreements entered into in connection therewith, there are no material relationships between MeadWestvaco and its affiliates, on the one hand, and Compagnie de Saint-Gobain and their respective affiliates, on the other hand. The transaction, which is not contingent on financing, has been approved by the Board of Directors of MeadWestvaco.

Calmar consists primarily of the following companies: Saint-Gobain Calmar Inc., a Delaware corporation; Saint-Gobain Calmar Brasil Ltda., a Brazilian corporation; Saint-Gobain Calmar, S.A., a Spanish corporation; Saint-Gobain Calmar GmbH, a German corporation; and Saint-Gobain Calmar Microspray S.r.l., an Italian corporation.

The transaction, which is expected to close in the summer of 2006, is subject to customary conditions, including the receipt of regulatory approvals.

The News Release announcing the signing of the agreement and the Stock Purchase Agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The description of the Stock Purchase Agreement contained herein is qualified in its entirety by reference to the Stock Purchase Agreement.

Section 9- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	News Release dated April 27, 2006.

99.2	Stock Purchase Agreement dated as of April 27, 2006 among MeadWestvaco Corporation, Saint-Gobain Corporation, Saint-Gobain Delaware Corporation and each other “seller” named herein relating to the purchase and sale of Saint-Gobain Calmar Inc. and related companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

Date: April 28, 2006	By:	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	News Release dated April 27, 2006.

Exhibit 99.2	Stock Purchase Agreement dated as of April 27, 2006 among MeadWestvaco Corporation, Saint-Gobain Corporation, Saint-Gobain Delaware Corporation and each other “seller” named herein relating to the purchase and sale of Saint-Gobain Calmar Inc. and related companies.